Exhibit 10.1

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 2 to PROTIVA AGRICULTURAL DEVELOPMENT COMPANY INC. OPTION AGREEMENT

THIS AMENDMENT NO. 2 to PROTIVA AGRICULTURAL DEVELOPMENT COMPANY INC. OPTION AGREEMENT (“Amendment No. 2”) effective as of the last date of signature hereto (“Effective Date”), is by and among Monsanto Canada, Inc., a Canadian corporation (“Monsanto Canada”), Tekmira Pharmaceuticals Corporation, a British Columbia corporation (“Tekmira”), Protiva Biotherapeutics Inc., a British Columbia corporation (“Protiva”), and Protiva Agricultural Development Company Inc., a British Columbia corporation (the “Company”).

WHEREAS, Monsanto Canada, Tekmira, Protiva, and Company (collectively the “Parties”) are parties to an option agreement effective January 12, 2014 (the “Agreement”); and

WHEREAS, Parties desire to amend Exhibit B-5(ii), OPTION SHIPMENT COMPLETION CRITERIA;

NOW, THEREFORE, in consideration of the above, the Parties hereby agree to amend the Agreement as follows:

  Exhibit B-5(ii), OPTION SHIPMENT COMPLETION CRITERIA in the Agreement shall be replaced in its entirety by the amended and restated OPTION SHIPMENT COMPLETION CRITERIA attached hereto.

Upon execution, this Amendment No. 2 shall be made a part of the Agreement. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment No. 2 to be executed by their respective officers or other representatives duly authorized.

PROTIVA BIOTHERAPEUTICS INC. By: /s/ Bruce Cousins Name: Bruce Cousins Title: Address:	PROTIVA AGRICULTURAL DEVELOPMENT COMPANY, INC. By: /s/ Bruce Cousins Name: Bruce Cousins Title: Address:

TEKMIRA PHARMACEUTICALS CORPORATION By: /s/ Bruce Cousins Name: Bruce Cousins Title: Address:	MONSANTO CANADA, INC. By: /s/ Robert M. McCarroll Name: Robert M. McCarroll, Ph. D. Title: Authorized Signatory Address:

EXHIBIT B-5(ii)

OPTION SHIPMENT COMPLETION CRITERIA

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